UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2012
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EAGLE BANCORP MONTANA, INC.
(Exact name of Registrant as Specified in its Charter)
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Delaware	1-34682	27-1449820
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1400 Prospect Avenue	59601
Helena, Montana	(Zip Code)
(Address of Principal Executive Offices)

(406) 442-3080
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On October 23, 2012, Eagle Bancorp Montana, Inc. announced its results of operations for the first quarter of the 2013 fiscal year.  A copy of the press release dated October 23, 2012 is attached as Exhibit 99.1

Item 9.01.  Financial Statements and Exhibits.

             (d)       Exhibits

Exhibit No.	Description

99.1	Eagle Bancorp press release issued October 23, 2012.

Signature

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

Eagle Bancorp Montana, Inc.

		By:	/s/ Clint J. Morrison
Clint J. Morrison
Senior Vice President & CFO

Date:	October 23, 2012

Index to Exhibits

Exhibit No.	Description

99.1	Eagle Bancorp Montana, Inc. press release issued October 23, 2012.